UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-21348

Name of Fund: BlackRock Municipal Credit Alpha Portfolio, Inc. (formerly, BlackRock Municipal Income Fund, Inc.)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Municipal Credit Alpha Portfolio, Inc. (formerly, BlackRock Municipal Income Fund, Inc.), 50 Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2026

Date of reporting period: 01/31/2026

Item 1 –	Reports to Stockholders

(a) The Reports to Shareholders are attached herewith.

January 31, 2026
2026 Semi-Annual Report (Unaudited)

BlackRock Municipal Credit Alpha Portfolio, Inc.

Not FDIC Insured • May Lose Value • No Bank Guarantee

Table of Contents

Municipal Market Overview For the Reporting Period Ended January 31, 2026

Municipal Market Conditions
The first half of 2025 was defined by the Trump administration’s announcement of reciprocal tariffs in early April that spurred extreme volatility, dislocations across global markets, and a reset of municipal valuations to historically attractive levels. Markets ultimately stabilized and positive absolute returns soon followed, but elevated municipal supply throughout the period was a primary driver of relative underperformance vs. other fixed income asset classes. A softening labor market, the longest government shutdown in history, and a lack of material economic data for the market (and Federal Reserve) to lean on framed the second half of the year. An increasingly dovish central bank cut rates at three consecutive meetings during the period, reducing the Federal Funds rate from 4.50% to 3.75% and creating a strong backdrop for rates. Municipals then leveraged an exceptionally positive technical landscape to start 2026 on a strong note. The belly of the curve, double-A rated credits, and the housing, IDR/PCR, and leasing sectors outperformed.
Bloomberg Municipal Bond Index(a)
Total Returns as of January 31, 2026
6	months:	5.80%
12	months:	4.70%
During the 12-months ended January 31, 2026, municipal bond funds experienced net inflows totaling $69 billion (based on data from the Investment Company Institute), with demand concentrated primarily in ETFs, investment-grade, and long-term funds. At the same time, the market absorbed $564 billion in issuance, a 14% increase year-over-year (period ending January 2025). Issuance was boosted by an increased need for infrastructure spending, a pull-forward in perceived vulnerable sectors to front-run potential new legislation, and declining COVID stimulus cash available to municipalities.
A Closer Look at Yields
AAA Municipal Yield Curves

Source: Thomson Municipal Market Data.
From January 31, 2025, to January 31, 2026, yields on AAA-rated 30-year municipal bonds increased by 32 basis points (bps) from 3.97% to 4.29%, ten-year yields decreased by 34 bps from 2.97% to 2.63%, five-year yields decreased by 53 bps from 2.77% to 2.24%, and two-year yields decreased by 49 bps from 2.67% to 2.18% (as measured by Refinitiv Municipal Market Data). As a result, the municipal yield curve steepened over the 12-month period with the spread between two- and 30-year maturities steepening by 81 bps to a slope of 211 bps, slightly outpacing the 76 bps of steepening experienced in the Treasury curve.
Municipal curves remain steeper than their 1-, 3-, and 5-year averages, offering investors who are looking for duration an attractive entry point.
Financial Conditions of Municipal Issuers
Municipal credit fundamentals remain exceptionally strong heading into year-end, supported by solid revenue growth, disciplined fiscal management, and historically low leverage. State revenues rose 6.3% year over year in the June quarter, led by an 11.0% increase in personal income taxes and continued strength in corporate receipts, while sales taxes reflected moderating consumer activity. Debt service remains low at 9.77% of revenues, providing states with flexibility as economic growth cools. Quarterly volatility across states largely reflects timing and policy effects rather than credit deterioration. Revenue gains in Oregon, New Hampshire, California, and Nebraska were influenced by tax settlement timing or expiring credits, while softness in energy-producing and consumption-dependent states was cyclical. Policy changes in 2025—including tax adjustments in Maryland, New York, Illinois, Georgia, and Arizona—demonstrate an active but balanced fiscal environment. We enter 2026 seeing value in AMT bonds, where limited applicability has created compelling opportunities for additional spread pickup. We favor higher coupons and sectors providing high quality carry, such as transportation, housing, prepaid gas, and healthcare.
The opinions expressed are those of BlackRock as of January 31, 2026 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments.  There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.
(a) The Bloomberg Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.
Municipal Market Overview

The Benefits and Risks of Leveraging
The Fund may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, its common shares (“Common Shares”).  However, there is no guarantee that these objectives can be achieved in all interest rate environments.
In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.
To illustrate these concepts, assume the Fund’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by the Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, the Fund’s financing cost of leverage is significantly lower than the income earned on the Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.
However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage. In such circumstance, the investment adviser may nevertheless determine to maintain the Fund’s leverage if it deems such action to be appropriate. Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of the Fund’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Fund’s NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Fund’s intended leveraging strategy will be successful.
The use of leverage also generally causes greater changes in the Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of  the Fund’s Common Shares than if the Fund were not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of the Fund’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Fund’s investment adviser will be higher than if the Fund did not use leverage.
To obtain leverage, the Fund has issued Variable Rate Demand Preferred Shares (“VRDP Shares” or “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.
Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is permitted to borrow money (including through the use of TOB Trusts) or issue debt securities up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. The Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, the Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.
Derivative Financial Instruments
The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Fund must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

2026 BlackRock Semi-Annual Report to Shareholders

Fund Summary as of January 31, 2026

BlackRock Municipal Credit Alpha Portfolio, Inc.
Investment Objective
BlackRock Municipal Credit Alpha Portfolio, Inc.’s (the “Fund”) investment objective is to provide attractive after-tax total return, through income and capital appreciation. The Fund seeks to achieve its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities and other investments, the income of which is exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal circumstances, the Fund invests at least 75% of its assets in municipal bonds that are rated in the medium to lower categories by nationally recognized rating services or non-rated securities which are of comparable quality by the investment adviser, at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.
The Fund’s common shares are not listed on any securities exchange. The Fund is designed for long-term investors, and an investment in the common shares, unlike an investment in a traditional listed closed-end fund, should be considered illiquid.
No assurance can be given that the Fund’s investment objective will be achieved.
Net Asset Value Per Share Summary
	01/31/26	07/31/25	Change	High	Low
Net Asset Value — Institutional	$ 12.50	$ 12.47	0.24%	$ 12.69	$ 12.36
Net Asset Value — Class A	12.52	12.47	0.40	12.69	12.37
Net Asset Value — Class U	12.52	12.47	0.40	12.69	12.37
Performance
Returns for the period ended January 31, 2026 were as follows:
				Average Annual Total Returns(a)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional(b)(c)	6.59%	5.68%	3.33%	(0.03)%	N/A	(0.42)%	N/A	2.22%	N/A
Class A(c)	6.00	5.09	3.07	(0.68)	(3.16)%	(1.14)	(1.64)%	1.47	1.21%
Class U(c)	5.85	4.94	3.07	(0.68)	N/A	(1.14)	N/A	1.47	N/A
Bloomberg Custom Blend Benchmark(d)	—	—	5.53	3.05	N/A	1.83	N/A	N/A	N/A
Bloomberg Municipal Bond Index(e)	—	—	5.80	4.70	N/A	0.86	N/A	2.32	N/A

(a)
Assuming maximum sales charges, if any.  Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund
Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)	Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
(c)
Effective March 24, 2025, all returns reflect reinvestment of dividends and/or distributions at NAV on the payable date. Prior to March 24, 2025, all returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices and reflect the Fund’s use of leverage, if any. The performance tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

(d)
The Bloomberg Custom Blend Benchmark is comprised of the Bloomberg Municipal High Yield Index (80%), the Bloomberg BBB Index (10%) and the Bloomberg Single A Index (10%).
The Bloomberg Custom Blend Benchmark commenced on April 20, 2020.

(e)	A benchmark that is designed to track the USD-denominated long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.
N/A — Not applicable as share class and index do not have a sales charge.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.
The following discussion relates to the Fund’s absolute performance based on NAV:
The Fund’s return reflected contributions from both portfolio income and rising municipal bond prices. At the sector level, positions in tax-backed, healthcare, and hotels were the largest contributors to absolute performance. Holdings in transportation detracted from absolute returns, as did the Fund’s yield curve positioning. The Fund’s cash position was elevated at the end of the period, reflecting potential future liquidity needs.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund Summary

Fund Summary as of January 31, 2026(continued)

BlackRock Municipal Credit Alpha Portfolio, Inc.
Overview of the Fund’s Total Investments

SECTOR ALLOCATION
Sector(a)	Percent of Total Investments(b)
County/City/Special District/School District	25.5%
Education	16.1
Health	12.1
Utilities	10.8
Corporate	10.5
Transportation	6.7
State	6.6
Tobacco	5.5
Housing	4.7
Financial Services	1.2
Other*	0.3

CREDIT QUALITY ALLOCATION
Credit Rating(c)	Percent of Total Investments(b)
AA/Aa	8.0%
A	2.3
BBB/Baa	11.1
BB/Ba	4.4
B	0.4
CCC/Caa	1.0
N/R	72.8

(a)	For purposes of this report, sector sub-classifications may differ from those utilized by the Fund for compliance purposes.
(b)	Excludes short-term securities.
(c)
For purposes of this report, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

*	Includes one or more investment categories that individually represents less than 1.0% of the Fund’s total investments. Please refer to the Schedule of Investments for details.

2026 BlackRock Semi-Annual Report to Shareholders

About Fund Performance
Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees but are only available through the Fund’s distributor or an asset-based fee program sponsored by a registered broker-dealer or registered investment adviser (also known as a “wrap fee” program) that has an agreement with the Fund’s distributor. After the close of business on March 21, 2025, MUI’s issued and outstanding common shares converted into the Fund’s Institutional Shares with the same relative aggregate net asset value (“NAV”).
Class A Shares are subject to a maximum initial sales charge (front-end load) of 2.50% and a servicing and distribution fee of 0.75% per year. A contingent deferred sales charge of 1.50% is assessed on Fund repurchases of Class A Shares made within 18 months after purchase where no initial sales load was paid at the time of purchase as part of an investment of $250,000 or more. Class A Shares performance shown prior to the Class A Shares inception date of March 26, 2025 is that of Institutional Shares (which have no distribution or service fees) and was restated to reflect Class A Shares fees.
Class U Shares are not subject to any sales charge. These shares are subject to a servicing and distribution fee of 0.75% per year. These shares are available only to clients of financial intermediaries with which the Fund has a selling agreement to distribute such shares. Class U Shares performance shown prior to the Class U Shares inception date of March 26, 2025 is that of Institutional Shares (which have no distribution or service fees) and was restated to reflect Class U Shares fees.
Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at NAV on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.
BlackRock Advisors, LLC (the "Manager"), the Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver(s) and/or reimbursement(s), the Fund’s performance would have been lower.  With respect to the Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.
The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.
Disclosure of Expenses for Continuously Offered Closed-End Funds
Shareholders of the Fund may incur the following charges: (a) transactional expenses, including early withdrawal fees; and (b) operating expenses, including investment advisory fees, and other fund expenses. The example below (which is based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other funds.
The expense example provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any.  In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”
The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.
The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.
Expense Example for Continuously Offered Closed-End  Funds
	Actual				Hypothetical 5% Return
			Expenses Paid During the Period			Including Interest Expense and Fees		Excluding Interest Expense and Fees		Annualized Expense Ratio
	Beginning Account Value (08/01/25)	Ending Account Value (01/31/26)	Including Interest Expense and Fees(a)	Excluding Interest Expense and Fees(a)	Beginning Account Value (08/01/25)	Ending Account Value (01/31/26)	Expenses Paid During the Period(a)	Ending Account Value (01/31/26)	Expenses Paid During the Period(a)	Including Interest Expense and Fees	Excluding Interest Expense and Fees
Institutional	$ 1,000.00	$ 1,033.30	$ 8.71	$ 4.67	$ 1,000.00	$ 1,016.64	$ 8.64	$ 1,020.61	$ 4.63	1.70%	0.91%

About Fund Performance / Disclosure of Expenses for Continuously Offered Closed-End Funds

Disclosure of Expenses for Continuously Offered Closed-End Funds (continued)
	Actual				Hypothetical 5% Return
			Expenses Paid During the Period			Including Interest Expense and Fees		Excluding Interest Expense and Fees		Annualized Expense Ratio
	Beginning Account Value (08/01/25)	Ending Account Value (01/31/26)	Including Interest Expense and Fees(a)	Excluding Interest Expense and Fees(a)	Beginning Account Value (08/01/25)	Ending Account Value (01/31/26)	Expenses Paid During the Period(a)	Ending Account Value (01/31/26)	Expenses Paid During the Period(a)	Including Interest Expense and Fees	Excluding Interest Expense and Fees
Class A	$ 1,000.00	$ 1,030.70	$ 12.04	$ 7.60	$ 1,000.00	$ 1,013.34	$ 11.94	$ 1,017.72	$ 7.54	2.35%	1.49%
Class U	1,000.00	1,030.70	12.37	7.75	1,000.00	1,013.02	12.27	1,017.57	7.68	2.42	1.51

(a)
For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

2026 BlackRock Semi-Annual Report to Shareholders

Schedule of Investments (unaudited)
January 31, 2026
BlackRock Municipal Credit Alpha Portfolio, Inc.
(Percentages shown are based on Net Assets)

Security	Par (000)	Value
Corporate Bonds
Ground Transportation — 0.3%
Brightline East LLC, 11.00%, 01/31/30(a)	$1,660	$ 456,834
Total Corporate Bonds — 0.3% (Cost: $1,238,505)		456,834

	Shares
Investment Companies
Financial Services — 1.5%
Nuveen AMT-Free Quality Municipal Income Fund	200,000	2,334,000
Total Investment Companies — 1.5% (Cost: $2,382,240)		2,334,000

	Par (000)
Municipal Bonds
Alabama — 0.9%
Mobile County Industrial Development Authority, RB, Series A, AMT, 5.00%, 06/01/54	$1,500	1,442,911
Arizona(a) — 6.4%
Arizona Industrial Development Authority, RB
4.38%, 07/01/39	815	758,949
Series A, 5.00%, 07/01/49	965	875,253
Series A, 5.00%, 07/01/54	745	661,392
Series B, 4.25%, 07/01/27	140	140,410
Industrial Development Authority of the County of Pima, RB, 5.00%, 07/01/29	245	246,026
Industrial Development Authority of the County of Pima, Refunding RB, 5.00%, 06/15/49	950	851,296
Maricopa County Industrial Development Authority, RB
6.38%, 07/01/58	1,050	1,024,316
AMT, 4.00%, 10/15/47	6,500	5,526,470
		10,084,112
Arkansas — 0.7%
Arkansas Development Finance Authority, RB, Series A, AMT, Sustainability Bonds, 6.88%, 07/01/48(a)	1,000	1,075,439
California — 13.5%
California Enterprise Development Authority, RB, 8.00%, 11/15/62(a)	1,450	1,434,887
California Housing Finance Agency, RB, M/F Housing, Series P-S, Subordinate, 8.00%, 07/01/67(a)(b)	1,540	1,555,426
California Infrastructure & Economic Development Bank, Refunding RB, AMT, Sustainability Bonds, 12.00%, 01/01/65(a)(b)	8,305	6,228,750
California Municipal Finance Authority, RB, M/F Housing
Series A, 6.10%, 12/01/37	300	303,668
Series B, 7.10%, 12/01/37	500	505,824
Series A-S, Subordinate, 8.00%, 09/01/55(a)(b)	580	591,561
Series A-S, Subordinate, 8.13%, 08/01/56(a)(b)	750	750,445
California Public Finance Authority, RB, Series A, 6.38%, 06/01/59(a)	3,765	3,594,605
Security	Par (000)	Value
California (continued)
CSCDA Community Improvement Authority, RB, M/F Housing, Sustainability Bonds, 5.00%, 09/01/37(a)	$145	$ 148,746
Golden State Tobacco Securitization Corp., Refunding RB, CAB, Series B-2, Subordinate, 0.00%, 06/01/66(c)	47,735	5,006,108
Inland Empire Tobacco Securitization Corp., RB, Series C-1, 0.00%, 06/01/36(c)	2,500	1,236,738
		21,356,758
Colorado — 14.0%
Aurora Crossroads Metropolitan District No 2 Refunding GOL, 6.50%, 12/01/55(d)	200	177,927
Colorado Educational & Cultural Facilities Authority, RB(a)
Senior Lien, 6.88%, 02/01/59	1,000	1,051,102
Series B, Subordinate Lien, 8.50%, 02/01/59	1,320	1,490,107
Copperleaf Metropolitan District No. 5, Refunding GOL, Series A, 6.50%, 12/01/55	330	334,348
Creekwalk Marketplace Business Improvement District, Refunding RB, Series B, 8.00%, 12/15/54	2,622	2,607,183
Gold Hill North Business Improvement District, GOL, Series A, 5.60%, 12/01/54(a)	500	492,406
Granary Metropolitan District No. 9 Special Assessment District No. 1, SAB, 5.45%, 12/01/44(a)	2,280	2,292,730
Independence Metropolitan District No. 3, GOL, Series B, Subordinate, 7.13%, 12/15/54	2,000	1,993,938
Mayfield Metropolitan District, GOL, Series A, 5.75%, 12/01/50	1,166	1,174,011
Orchard Park Place South Metropolitan District, GOL, 6.00%, 12/01/54(a)	1,060	1,044,545
Palisade Metropolitan District No. 2, RB, Series C, Subordinate, 8.00%, 12/15/37(a)	2,575	2,608,239
Palisade Metropolitan District No. 2, Refunding RB, CAB, Series B, Convertible, 5.88%, 12/15/54(a)	1,605	1,534,571
Parterre Metropolitan District No. 5, GOL, Subordinate, 8.38%, 12/15/55	1,450	1,441,116
Sojourn at Idlewild Metropolitan District, GOL, Series A, 6.13%, 12/01/55(a)	500	512,608
St. Vrain Lakes Metropolitan District No. 2, Refunding GOL, Series B, Subordinate, 6.38%, 11/15/54	2,000	1,980,706
Sterling Ranch Community Authority Board, RB, Subordinate, 6.88%, 12/15/55	1,348	1,351,306
		22,086,843
Delaware — 0.6%
Town of Bridgeville Delaware, ST, 5.63%, 07/01/53(a)	1,000	1,006,286
Florida — 13.4%
Alachua County Housing Finance Authority, RB, M/F Housing, Series A, 6.30%, 07/01/55(a)(b)	1,000	1,051,059
Arbor Park Phase 1 Community Development District, SAB
Series A-1, 5.88%, 05/01/45	380	393,239
Series A-1, 6.10%, 05/01/55	580	595,032
Ave Maria Stewardship Community District, SAB, 5.60%, 05/01/56	100	98,823
Capital Projects Finance Authority, RB(a)
Series A-1, 7.50%, 06/15/65	1,015	1,022,494
Series B-1, 9.00%, 06/15/42	125	125,217
Capital Region Community Development District, Refunding SAB, Series A-1, 4.63%, 05/01/28	300	304,171
Capital Trust Agency, Inc., RB(a)
5.00%, 01/01/55	945	806,088
Schedule of Investments

Schedule of Investments (unaudited)(continued)
January 31, 2026
BlackRock Municipal Credit Alpha Portfolio, Inc.
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Florida (continued)
Capital Trust Agency, Inc., RB(a) (continued)
Series A, 4.00%, 06/15/29	$330	$ 326,797
Series A, 5.00%, 06/01/45	850	759,972
Series A, 5.50%, 06/01/57	305	273,025
Capital Trust Authority, RB(a)
7.50%, 06/01/55	700	714,860
6.13%, 07/01/55	100	99,771
8.50%, 07/01/57	640	641,517
City of Pompano Beach Florida, Refunding RB, 4.00%, 09/01/50	400	333,490
Coastal Ridge Community Development District, SAB, 6.00%, 05/01/55	1,000	1,022,418
Connerton East Community Development District, SAB, 5.50%, 06/15/55	55	53,938
County of Okaloosa Florida, RB, 5.75%, 05/15/55(a)	1,500	1,524,826
Curiosity Creek Community Development District, SAB(a)
5.40%, 05/01/44	230	232,099
5.70%, 05/01/55	380	376,571
5.88%, 05/01/56	200	199,242
Esplanade Lake Club Community Development District, SAB, Series A-2, 3.63%, 11/01/30	40	39,660
Feed Mill Community Development District, SAB, 5.88%, 05/01/56	1,500	1,505,544
Firethorn Community Development District, SAB, 5.60%, 05/01/55	100	98,807
Florida Development Finance Corp., RB, Series A, AMT, 0.00%, 07/15/59(a)(e)(f)	2,730	982,800
Florida Development Finance Corp., Refunding RB, AMT, 12.00%, 07/15/32(a)(e)(f)	1,730	622,800
Gas Worx Community Development District, SAB, 6.00%, 05/01/57(a)	600	611,851
Greater Orlando Aviation Authority, ARB, AMT, 5.50%, 11/01/37	100	108,095
Harbor Reserve Community Development District, SAB, 5.75%, 05/01/56	200	196,566
Harvest Hills South Community Development District, SAB, 5.75%, 05/01/56	100	98,701
KD52 Community Development District No. 1, SAB
5.88%, 05/01/45	325	326,224
6.13%, 05/01/56	560	557,927
Lakewood Ranch Stewardship District, SAB, 6.00%, 05/01/56	350	360,185
Mckendree Pointe Community Development District, SAB, 6.00%, 05/01/56	100	98,871
New Port Corners Community Development District, SAB, 5.50%, 06/15/55(a)	100	98,776
Ormond Crossings West Community Development District, SAB
5.75%, 11/01/47	100	99,132
6.00%, 11/01/57	100	98,713
Seminole Improvement District, RB
5.00%, 10/01/32	265	276,810
5.30%, 10/01/37	300	316,000
South Broward Hospital District, RB, Series A, 3.00%, 05/01/51	2,000	1,428,253
St. Johns County Industrial Development Authority, Refunding RB, 4.00%, 08/01/55	200	166,876
Sterling Hill Community Development District, Refunding SAB, Series B, 5.50%, 11/01/10(e)(f)	143	58,443
Sunrise Community Development District, SAB, 5.88%, 05/01/55(a)	200	194,845
Security	Par (000)	Value
Florida (continued)
Three Rivers Community Development District, SAB, 5.75%, 05/01/56	$320	$ 314,951
Tolomato Community Development District, Refunding SAB, Sub-Series A-2, 3.85%, 05/01/29	140	141,531
Viera Stewardship District, SAB, Series 2023, 5.50%, 05/01/54	905	907,957
Village Community Development District No. 16, SAB, 5.13%, 05/01/56	400	397,153
Vivid Shores Community Development District, SAB, 5.63%, 05/01/56	100	99,756
		21,161,876
Georgia — 0.3%
East Point Business & Industrial Development Authority, RB, Series A, 5.25%, 06/15/62(a)	740	444,000
Illinois — 3.9%
Chicago Board of Education, GO, Series H, 5.00%, 12/01/46	1,000	953,435
Chicago Board of Education, Refunding GO, Series B, 6.00%, 12/01/44	940	987,228
City of Marion Illinois Sales Tax Revenue, Refunding RB, 6.63%, 06/01/55	1,190	1,185,652
County of Cook Illinois, RB, M/F Housing, 6.50%, 01/01/45	3,000	3,046,216
		6,172,531
Indiana — 0.6%
Indiana Finance Authority, RB
5.00%, 06/01/51	405	341,913
5.00%, 06/01/56	360	295,860
Series A, 6.13%, 10/15/45(a)	100	100,211
Series A, 6.38%, 10/15/55(a)	100	100,207
Town of Whitestown, Refunding TA, 6.00%, 09/01/50(a)	100	98,977
		937,168
Kansas — 0.1%
City of Manhattan, RB, Series A, 5.50%, 06/01/55	100	100,507
Kentucky — 0.5%
County of Boyle Kentucky, Refunding RB, Series A, 4.25%, 06/01/46	810	751,629
Louisiana — 0.8%
Juban Crossing Community Development District, SAB, Series A, 6.25%, 06/01/54	1,190	1,227,852
Maryland — 1.6%
City of Baltimore Maryland, RB, 5.00%, 06/01/51	820	815,059
City of Baltimore, RB, 5.25%, 06/01/55(a)	100	98,138
Maryland Health & Higher Educational Facilities Authority, RB, 6.25%, 07/01/63(a)	1,655	1,665,802
		2,578,999
Massachusetts — 0.2%
Massachusetts Development Finance Agency, Refunding RB, 5.25%, 07/01/52	400	392,376
Michigan — 0.1%
Kalamazoo Economic Development Corp., RB, 6.25%, 08/15/56(a)	100	101,366
Minnesota(a) — 1.0%
City of Eagan Minnesota, RB
Series A, 6.38%, 02/01/55	250	243,180

2026 BlackRock Semi-Annual Report to Shareholders

Schedule of Investments (unaudited)(continued)
January 31, 2026
BlackRock Municipal Credit Alpha Portfolio, Inc.
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Minnesota (continued)
City of Eagan Minnesota, RB (continued)
Series A, 6.50%, 02/01/65	$1,250	$ 1,221,034
Housing & Redevelopment Authority of The City of St. Paul Minnesota, RB, Series A, 4.75%, 07/01/29	100	100,697
		1,564,911
New Hampshire — 2.7%
New Hampshire Business Finance Authority, RB, 5.88%, 12/15/33(a)	1,609	1,609,456
New Hampshire Business Finance Authority, RB, CAB, 0.00%, 04/01/32(a)(c)	1,250	837,039
New Hampshire Business Finance Authority, RB, M/F Housing, 1st Series, Class B, 5.75%, 04/28/42	860	905,788
New Hampshire Health and Education Facilities Authority Act, Refunding RB, 4.00%, 07/01/37(a)	1,000	881,934
		4,234,217
New Jersey — 0.6%
Camden County Improvement Authority, RB, Sustainability Bonds, 6.00%, 06/15/47	940	977,584
New Mexico — 0.5%
City of Santa Fe New Mexico, RB, Series A, 5.00%, 05/15/44	820	812,344
New York — 4.2%
Buffalo & Erie County Industrial Land Development Corp., Refunding RB, Series A, 5.00%, 06/01/35	415	422,514
Build NYC Resource Corp., RB, Series A, 4.88%, 05/01/31(a)	330	333,816
Huntington Local Development Corp., RB, Series A, 5.00%, 07/01/36	940	914,401
New York Liberty Development Corp., Refunding RB
Series A, Sustainability Bonds, 3.00%, 11/15/51	1,500	1,078,507
Series A, Sustainability Bonds, (BAM-TCRS), 3.00%, 11/15/51	270	196,163
New York Transportation Development Corp., ARB, AMT, 5.63%, 04/01/40	1,810	1,921,630
TSASC, Inc., Refunding RB, Series B, 5.00%, 06/01/48	1,810	1,633,400
Ulster County Capital Resource Corp., RB, 5.88%, 09/15/59(a)	200	200,409
		6,700,840
North Carolina — 1.2%
North Carolina Medical Care Commission, Refunding RB
5.38%, 10/01/45	810	822,958
5.63%, 10/01/55	360	363,803
University of North Carolina at Chapel Hill, RB, 5.00%, 02/01/49	620	683,238
		1,869,999
Ohio — 2.2%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, Class 2, 5.00%, 06/01/55	1,165	958,126
County of Franklin Ohio, RB, Series B, 4.00%, 07/01/45	1,000	854,820
New York Energy Finance Development Corp., Refunding RB, Series B-3, Class 2, 0.00%, 06/01/57(c)	21,590	1,639,236
		3,452,182
Oklahoma — 0.2%
Tulsa Municipal Airport Trust Trustees, Refunding RB, Series C, AMT, 5.50%, 12/01/35	390	390,467
Security	Par (000)	Value
Pennsylvania — 0.9%
Beaver County Industrial Development Authority, Refunding RB, Series B, 3.75%, 10/01/47	$1,620	$ 1,352,038
Puerto Rico — 11.2%
Commonwealth of Puerto Rico, NOTES(b)
0.00%, 11/01/51(e)(f)	8,349	5,051,176
0.00%, 11/01/51	5,000	1,487,500
Puerto Rico Electric Power Authority, RB
5.00%, 07/01/21	88	58,740
5.00%, 07/01/24	1,648	1,100,040
5.00%, 07/01/27(e)(f)	114	75,953
5.00%, 07/01/28	195	129,919
4.80%, 07/01/29	1,420	946,075
Series XX, 5.25%, 07/01/17(e)(f)	125	83,281
Series XX, 5.25%, 07/01/40(e)(f)	3,000	1,998,750
Puerto Rico Electric Power Authority, Refunding RB(e)(f)
Series AAA, 5.25%, 07/01/27	197	131,251
Series ZZ, 5.25%, 07/01/23	252	168,210
Series ZZ, 5.25%, 07/01/25	116	77,430
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Series A-1, Restructured, 4.75%, 07/01/53	3,066	2,957,244
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(c)	10,000	3,464,815
		17,730,384
Rhode Island — 0.6%
Rhode Island Health and Educational Building Corp., RB, Series B, Subordinate, (AGM), 5.63%, 07/01/65	600	614,794
Tobacco Settlement Financing Corp., RB, CAB, Series A, 0.00%, 06/01/52(c)	1,910	277,616
		892,410
South Carolina — 0.9%
South Carolina Jobs-Economic Development Authority, RB
5.38%, 04/01/56	400	400,874
Series A, 5.63%, 10/01/60	100	98,627
South Carolina Jobs-Economic Development Authority, RB, M/F Housing, Series A, 6.75%, 12/01/60(a)	935	923,044
		1,422,545
Tennessee — 4.2%
Metropolitan Government Nashville & Davidson County Health & Educational Fcilities Board, RB, 5.25%, 05/01/48	820	844,838
Tennergy Corp., RB, Series A, 5.50%, 10/01/53(b)	5,395	5,771,881
		6,616,719
Texas — 6.8%
Arlington Higher Education Finance Corp., RB(a)(e)(f)
7.50%, 04/01/62	1,630	815,000
7.88%, 11/01/62	1,410	846,000
Beaumont Housing Authority, RB, M/F Housing, Series A, Senior Lien, 6.50%, 07/01/55(a)	385	380,503
City of Anna Texas, SAB, 5.50%, 09/15/55	100	99,912
City of Crandall Texas, SAB, 5.63%, 09/15/55(a)	100	98,566
City of Ennis Texas, SAB(a)
5.25%, 09/15/45	100	99,076
5.50%, 09/15/55	100	97,769
City of Pilot Point Texas, SAB, 7.13%, 09/15/55(a)	1,000	1,026,427
Schedule of Investments

Schedule of Investments (unaudited)(continued)
January 31, 2026
BlackRock Municipal Credit Alpha Portfolio, Inc.
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Texas (continued)
County of Denton Texas, SAB, Series A, Senior Lien, 5.63%, 12/31/54(a)	$2,000	$ 1,990,481
Love Field Airport Modernization Corp., ARB, 5.00%, 11/01/28	540	540,355
New Hope Cultural Education Facilities Finance Corp., RB, Series A, 5.00%, 08/15/50(a)	800	680,032
New Hope Cultural Education Facilities Finance Corp., Refunding RB, 5.38%, 01/01/55	100	99,709
Port of Beaumont Navigation District, Refunding ARB, Series B, 10.00%, 07/01/26(a)	330	330,957
Texas City Industrial Development Corp., RB, Series 2012, 4.13%, 12/01/45	445	393,895
Texas Community Housing & Economic Development Corp., RB, M/F Housing, Series A1, Senior Lien, 6.25%, 01/01/65(a)	1,510	1,405,345
Texas Municipal Gas Acquisition & Supply Corp. III, Refunding RB, 5.00%, 12/15/30	1,720	1,857,967
		10,761,994
Utah(a) — 1.5%
Arrowhead Springs Public Infrastructure District, GOL, 6.00%, 03/01/56	500	497,911
Black Desert Public Infrastructure District, GOL, Series A, 4.00%, 03/01/51	549	439,839
Mida Mountain Village Public Infrastructure District, TA
5.50%, 06/01/50	100	100,555
Series 1, Subordinate, 5.13%, 06/15/54	795	781,207
Utah Charter School Finance Authority, Refunding RB, 4.50%, 06/15/27	505	504,179
		2,323,691
Washington — 0.4%
Washington Economic Development Finance Authority, RB, AMT, 5.88%, 12/01/45	300	302,509
Washington State Housing Finance Commission, Refunding RB, 6.25%, 01/01/56	400	400,997
		703,506
Wisconsin — 16.9%
Public Finance Authority, RB
5.75%, 12/01/54(a)	3,495	3,521,773
Class A, 5.00%, 06/15/56(a)	1,000	806,979
Class A, 6.45%, 04/01/60(a)	1,000	955,247
Class B, 5.42%, 07/01/62(a)(b)	10,000	8,162,500
Series A, 7.00%, 01/01/45(a)	500	526,922
Series B, 8.50%, 01/01/36(a)	250	233,142
AMT, 5.75%, 12/31/65	4,000	4,136,429
AMT, Sustainability Bonds, 4.00%, 09/30/51	1,595	1,311,432
AMT, Sustainability Bonds, 4.00%, 03/31/56	1,520	1,218,731
Public Finance Authority, RB, CAB(a)(c)
0.00%, 12/15/32	1,067	698,590
0.00%, 12/15/38	1,805	840,653
0.00%, 12/15/42	6,700	2,077,202
Public Finance Authority, RB, M/F Housing, Series A, Subordinate, 7.13%, 07/01/65(a)	660	650,884
Public Finance Authority, Refunding RB, 5.00%, 09/01/49(a)	520	479,529
Red Oak Independent School District, GO, Series A, 7.25%, 01/01/61(a)	1,000	1,043,916
		26,663,929
Total Municipal Bonds — 113.6% (Cost: $183,143,296)		179,390,413
Security	Par (000)	Value
Municipal Bonds Transferred to Tender Option Bond Trusts(g)
Mississippi — 8.0%
Mississippi Development Bank, RB
6.75%, 12/01/31	$3,775	$ 3,838,546
6.75%, 12/01/33	2,350	2,389,559
(AGM), 6.88%, 12/01/40	6,405	6,512,819
		12,740,924
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 8.0% (Cost: $12,529,999)		12,740,924

	Shares
Warrants
Construction & Engineering — 0.1%
Brightline West, (Expires 11/26/35, Strike Price USD 5.00)(f)(h)	69,174	138,348
Total Warrants — 0.1% (Cost: $ — )		138,348
Total Long-Term Investments — 123.5% (Cost: $199,294,040)		195,060,519
Short-Term Securities
Money Market Funds — 3.2%
BlackRock Liquidity Funds, MuniCash, Institutional Shares, 2.03%(i)(j)	5,044,113	5,044,618
Total Short-Term Securities — 3.2% (Cost: $5,044,618)		5,044,618
Total Investments — 126.7% (Cost: $204,338,658)		200,105,137
Other Assets Less Liabilities — 1.4%		2,125,398
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (6.0)%		(9,433,842)
VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (22.1)%		(34,909,132)
Net Assets Applicable to Common Shares — 100.0%		$ 157,887,561

(a)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)	Zero-coupon bond.
(d)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step- down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(e)	Issuer filed for bankruptcy and/or is in default.
(f)	Non-income producing security.
(g)
Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(h)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(i)	Affiliate of the Fund.
(j)	Annualized 7-day yield as of period end.

2026 BlackRock Semi-Annual Report to Shareholders

Schedule of Investments (unaudited)(continued)
January 31, 2026
BlackRock Municipal Credit Alpha Portfolio, Inc.

Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the six months ended January 31, 2026 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 07/31/25	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/26	Shares Held at 01/31/26	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Shares	$ 74,124,469	$ —	$ (69,079,851)(a)	$ —	$ —	$ 5,044,618	5,044,113	$ 407,132	$ —

(a)	Represents net amount purchased (sold).
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Corporate Bonds	$ —	$ 456,834	$ —	$ 456,834
Investment Companies	2,334,000	—	—	2,334,000
Municipal Bonds	—	179,390,413	—	179,390,413
Municipal Bonds Transferred to Tender Option Bond Trusts	—	12,740,924	—	12,740,924
Warrants	—	—	138,348	138,348
Short-Term Securities
Money Market Funds	5,044,618	—	—	5,044,618
	$7,378,618	$192,588,171	$138,348	$200,105,137

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(9,394,999)	$—	$(9,394,999)
VRDP Shares at Liquidation Value	—	(35,000,000)	—	(35,000,000)
	$—	$(44,394,999)	$—	$(44,394,999)
See notes to financial statements.
Schedule of Investments

Statement of Assets and Liabilities (unaudited)
January 31, 2026

BlackRock Municipal Credit Alpha Portfolio, Inc.
ASSETS
Investments, at value — unaffiliated(a)	$ 195,060,519
Investments, at value — affiliated(b)	5,044,618
Receivables:
Investments sold	248,078
Capital shares sold	18,087
Dividends — unaffiliated	13,600
Dividends — affiliated	7,213
Interest — unaffiliated	2,544,072
Prepaid expenses	516,020
Total assets	203,452,207
ACCRUED LIABILITIES
Bank overdraft	76,359
Payables:
Accounting services fees	45,505
Custodian fees	4,171
Income dividend distributions — Common Shares	482,947
Interest expense and fees	38,843
Directors’ and Officer’s fees	568,478
Other accrued expenses	13,934
Professional fees	23,092
Service and distribution fees	7,186
Total accrued liabilities	1,260,515
OTHER LIABILITIES
TOB Trust Certificates	9,394,999
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)(e)	34,909,132
Total other liabilities	44,304,131
Total liabilities	45,564,646
Commitments and contingent liabilities
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$ 157,887,561
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital	$ 261,898,431
Accumulated loss	(104,010,870)
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$ 157,887,561
(a) Investments, at cost—unaffiliated	$199,294,040
(b) Investments, at cost—affiliated	$5,044,618
(c) Preferred Shares outstanding	350
(d) Preferred Shares authorized	350
(e) Par value per Preferred Share	$0.10

2026 BlackRock Semi-Annual Report to Shareholders

Statement of Assets and Liabilities (unaudited) (continued)
January 31, 2026

BlackRock Municipal Credit Alpha Portfolio, Inc.
NET ASSET VALUE PER COMMON SHARE
Institutional
Net assets	$ 151,860,869
Shares outstanding	12,145,968
Net asset value	$ 12.50
Shares authorized	140,000,000
Par value	$0.10
Class A
Net assets	$ 479,739
Shares outstanding	38,314
Net asset value	$ 12.52
Shares authorized	30,000,000
Par value	$0.10
Class U
Net assets	$ 5,546,953
Shares outstanding	443,118
Net asset value	$ 12.52
Shares authorized	30,000,000
Par value	$0.10
See notes to financial statements.
Financial Statements

Statement of Operations (unaudited)
Six Months Ended January 31, 2026

BlackRock Municipal Credit Alpha Portfolio, Inc.
INVESTMENT INCOME
Dividends — unaffiliated	$82,600
Dividends — affiliated	407,132
Interest — unaffiliated	6,543,735
Total investment income	7,033,467
EXPENSES
Investment advisory	894,781
Transfer agent — class specific	87,748
Professional	85,952
Directors and Officer	45,565
Accounting services	31,350
Service and distribution — class specific	20,143
Registration	12,287
Printing and postage	5,858
Custodian	1,763
Liquidity fees	1,338
Remarketing fees on Preferred Shares	1,314
Miscellaneous	19,398
Total expenses excluding interest expense and fees	1,207,497
Interest expense and fees — unaffiliated(a)	786,324
Total expenses	1,993,821
Less fees waived and/or reimbursed by the Manager	(284,890)
Total expenses after fees waived and/or reimbursed	1,708,931
Net investment income	5,324,536
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss from:
Investments — unaffiliated	(795,028)
(795,028)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	4,570,370
Net realized and unrealized gain	3,775,342
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$9,099,878
(a) All or a portion of is related to TOB Trusts and/or VRDP Shares.
See notes to financial statements.

2026 BlackRock Semi-Annual Report to Shareholders

Statements of Changes in Net Assets

	BlackRock Municipal Credit Alpha Portfolio, Inc.
	Six Months Ended 01/31/26 (unaudited)	Year Ended 07/31/25
INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
OPERATIONS
Net investment income	$5,324,536	$25,762,411
Net realized gain (loss)	(795,028)	18,564,036
Net change in unrealized appreciation (depreciation)	4,570,370	(50,803,478)
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	9,099,878	(6,477,031)
DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income
Institutional	(6,076,532)(b)	(22,707,025)
Class A	(12,671)(b)	(1,435)
Class U	(130,065)(b)	(7,978)
Return of capital
Institutional	—	(9,558,613)
Class A	—	(7,263)
Class U	—	(41,871)
Decrease in net assets resulting from distributions to Common Shareholders	(6,219,268)	(32,324,185)
CAPITAL SHARE TRANSACTIONS
Net proceeds from the issuance of common shares	2,449,774	6,261,195
Reinvestment of common distributions	2,136,727	2,314,578
Redemption of shares resulting from share repurchase program (including transaction costs)	(106,213,994)	(76,302,170)
Repurchase of shares resulting from tender offers	(125,942,065)	(460,353,765)
Net decrease in net assets derived from capital share transactions	(227,569,558)	(528,080,162)
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total decrease in net assets applicable to Common Shareholders	(224,688,948)	(566,881,378)
Beginning of period	382,576,509	949,457,887
End of period	$157,887,561	$382,576,509

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
See notes to financial statements.
Financial Statements

Statement of Cash Flows (unaudited)
Six Months Ended January 31, 2026

BlackRock Municipal Credit Alpha Portfolio, Inc.
CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$9,099,878
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	222,885,582
Purchases of long-term investments	(54,281,057)
Net proceeds from sales of short-term securities	93,630,569
Amortization of premium and accretion of discount on investments and other fees	(823,704)
Net realized loss on investments	795,028
Net unrealized (appreciation) depreciation on investments	(4,570,370)
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	52,592
Dividends — unaffiliated	1,001
Interest — unaffiliated	991,043
Prepaid expenses	(424,385)
Increase (Decrease) in Liabilities
Payables
Accounting services fees	(13,364)
Custodian fees	(5,573)
Interest expense and fees	(290,506)
Investment advisory fees	(291,475)
Directors’ and Officer’s fees	(13,172)
Other accrued expenses	(17,210)
Professional fees	45
Service and distribution fees	2,527
Net cash provided by operating activities	266,727,449
CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(5,096,055)
Repayments of TOB Trust Certificates	(67,054,874)
Net payments on Common Shares redeemed	(232,156,059)
Proceeds from issuance of VRDP Shares	35,000,000
Increase in bank overdraft	68,093
Amortization of deferred offering costs	(90,868)
Proceeds from issuance of Common Shares	2,602,314
Net cash used for financing activities	(266,727,449)
CASH
Net increase in restricted and unrestricted cash	—
Restricted and unrestricted cash at beginning of period	—
Restricted and unrestricted cash at end of period	$—
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$1,167,698
NON-CASH FINANCING ACTIVITIES
Reinvestment of common distributions	$2,136,727
See notes to financial statements.

2026 BlackRock Semi-Annual Report to Shareholders

Financial Highlights
(For a share outstanding throughout each period)

	BlackRock Municipal Credit Alpha Portfolio, Inc.
	Institutional
	Six Months Ended 01/31/26 (unaudited)	Year Ended 07/31/25	Year Ended 07/31/24	Year Ended 07/31/23	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22	Year Ended 04/30/21

Net asset value, beginning of period	$12.47	$13.19	$13.23	$13.64	$13.45	$16.11	$14.62
Net investment income(a)	0.34	0.56	0.44	0.46	0.14	0.56	0.64
Net realized and unrealized gain (loss)	0.07	(0.58)	0.10	(0.40)	0.21	(2.57)	1.48
Net increase (decrease) from investment operations	0.41	(0.02)	0.54	0.06	0.35	(2.01)	2.12
Distributions to Common Shareholders(b)
From net investment income	(0.38)(c)	(0.49)	(0.49)	(0.45)	(0.16)	(0.65)	(0.63)
Return of capital	—	(0.21)	(0.09)	(0.02)	—	—	—
Total distributions to Common Shareholders	(0.38)	(0.70)	(0.58)	(0.47)	(0.16)	(0.65)	(0.63)
Net asset value, end of period	$12.50	$12.47	$13.19	$13.23	$13.64	$13.45	$16.11
Market price, end of period	N/A	N/A	$12.35	$11.47	$12.44	$12.26	$15.09
Total Return Applicable to Common Shareholders
Based on net asset value	3.33%(d)(e)	(0.13)%(d)	4.76%(f)	1.05%(f)	2.73%(e)(f)	(12.79)%(f)	15.08%(f)
Based on market price	N/A	N/A	13.13%(f)	(3.95)%(f)	2.79%(e)(f)	(15.13)%(f)	20.02%(f)
Ratios to Average Net Assets Applicable to Common Shareholders(g)
Total expenses	1.98%(h)	1.60%(i)	3.97%(j)	3.46%(k)	2.25%(h)(l)	1.67%(m)	1.58%
Total expenses after fees waived and/or reimbursed	1.70%(h)	1.57%(i)	3.94%(j)	3.45%(k)	2.25%(h)(l)	1.67%(m)	1.58%
Total expenses after fees waived and/or reimbursed and excluding interest expense and fees, amortization of offering costs and/or reorganization costs(n)(o)	0.91%(h)	0.76%	0.98%	1.00%	1.07%(h)(l)	0.96%	0.98%
Net investment income to Common Shareholders	5.38%	4.03%	3.40%	3.54%	4.06%	3.63%	4.05%
Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$151,861	$378,103	$949,458	$963,901	$1,007,256	$993,657	$617,032
VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$—	$—	$—	$—	$—	$—	$287,100
VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$35,000	$—	$561,700	$561,700	$561,700	$561,700	$—
Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$—	$—	$—	$—	$—	$—	$314,919 (p)
Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$456 (q)	$—	$254,839 (q)	$249,597 (q)	$237,229 (q)	$276,902 (p)	$—
TOB Trust Certificates, end of period (000)	$9,395	$76,450	$51,490	$82,631	$172,298	$180,858	$93,069
Asset coverage per $1,000 of TOB Trust Certificates, end of period(r)	21,521	6,004	30,343	19,459	10,104	N/A	N/A
Portfolio turnover rate	25%	37%	40%	47%	14%	25%	13%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
(d)
Where applicable, assumes the reinvestment of distributions. The Fund is a continuously offered closed-end fund, the Shares of which are offered at net asset value. No secondary market for the Fund’s Shares exists.

(e)	Not annualized.
(f)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Includes non-recurring expenses of reorganization costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 1.57% and 1.54%, respectively.
Financial Highlights

Financial Highlights (continued)
(For a share outstanding throughout each period)
(j)	Includes non-recurring expenses of offering and proxy costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 3.88% and 3.85%, respectively.
(k)	Includes non-recurring expenses of proxy costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 3.43% and 3.42%, respectively.
(l)
Audit and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs would have been 2.27%, 2.27% and 1.08%,respectively.

(m)	Includes non-recurring expenses of reorganization costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 1.62% and 1.61%, respectively.
(n)	Interest expense and fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 9 of the Notes to Financial Statements for details.
(o)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense and fees, amortization of offering costs, reorganization cost, liquidity and remarketing fees as follows:

	Six Months Ended 01/31/26 (unaudited)	Year Ended 07/31/25	Year Ended 07/31/24	Year Ended 07/31/23	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22	Year Ended 04/30/21

Expense ratios	0.93%	0.76%	1.06%	1.02%	1.07%	1.02%	0.98%

(p)
Calculated by subtracting the Fund’s total liabilities (not including VRDP/VMTP Shares) from the Fund’s total assets and dividing this by the liquidation value of the VRDP/VMTP Shares, and by multiplying the results by 100,000.

(q)
Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(r)
Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including
VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.

2026 BlackRock Semi-Annual Report to Shareholders

Financial Highlights (continued)
(For a share outstanding throughout each period)

	BlackRock Municipal Credit Alpha Portfolio, Inc. (continued)
	Class A
	Six Months Ended 01/31/26 (unaudited)	Period from 03/26/25(a) to 07/31/25

Net asset value, beginning of period	$12.47	$13.05
Net investment income(b)	0.29	0.17
Net realized and unrealized gain (loss)	0.09	(0.52)
Net increase (decrease) from investment operations	0.38	(0.35)
Distributions to Common Shareholders(c)
From net investment income	(0.33)(d)	(0.04)
Return of capital	—	(0.19)
Total distributions to Common Shareholders	(0.33)	(0.23)
Net asset value, end of period	$12.52	$12.47
Total Return Applicable to Common Shareholders
Based on net asset value	3.07%(e)(f)	(2.73)%(e)(f)
Ratios to Average Net Assets Applicable to Common Shareholders(g)
Total expenses	2.69%(h)	3.34%(h)(i)
Total expenses after fees waived and/or reimbursed	2.35%(h)	3.29%(h)(i)
Total expenses after fees waived and/or reimbursed and excluding interest expense and fees, amortization of offering costs and/or reorganization costs(j)	1.49%(h)	1.70%(h)
Net investment income	4.64%(h)	3.89%(h)
Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$480	$478
VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$35,000	$—
Asset coverage per VRDP Shares at $100,000 liquidation value, end of period (000)	$456 (k)	$—
TOB Trust Certificates, end of period (000)	$9,395	$76,450
Asset coverage per $1,000 of TOB Trust Certificates, end of period(l)	$21,521	$6,004
Portfolio turnover rate	25%	37%(m)

(a)	Commencement of operations.
(b)	Based on average Common Shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
(e)
Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions. The Fund is a continuously offered closed-end fund, the Shares of which are offeredat net asset value. No secondary market for the Fund’s Shares exists.

(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Includes non-recurring expenses of reorganization costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 3.31% and 3.26%, respectively.
(j)	Interest expense and fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 9 of the Notes to Financial Statements for details.
(k)
Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(l)
Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

(m)	Portfolio turnover rate is representative of the Fund for the entire year.
See notes to financial statements.
Financial Highlights

Financial Highlights (continued)
(For a share outstanding throughout each period)

	BlackRock Municipal Credit Alpha Portfolio, Inc. (continued)
	Class U
	Six Months Ended 01/31/26 (unaudited)	Period from 03/26/25(a) to 07/31/25

Net asset value, beginning of period	$12.47	$13.05
Net investment income(b)	0.29	0.18
Net realized and unrealized gain (loss)	0.09	(0.53)
Net increase (decrease) from investment operations	0.38	(0.35)
Distributions to Common Shareholders(c)
From net investment income	(0.33)(d)	(0.04)
Return of capital	—	(0.19)
Total distributions to Common Shareholders	(0.33)	(0.23)
Net asset value, end of period	$12.52	$12.47
Total Return Applicable to Common Shareholders
Based on net asset value	3.07%(e)(f)	(2.73)%(e)(f)
Ratios to Average Net Assets Applicable to Common Shareholders(g)
Total expenses	2.79%(h)	3.10%(h)(i)
Total expenses after fees waived and/or reimbursed	2.42%(h)	3.05%(h)(i)
Total expenses after fees waived and/or reimbursed and excluding interest expense and fees, amortization of offering costs and/or reorganization costs(j)	1.51%(h)	1.70%(h)
Net investment income	4.63%(h)	3.94%(h)
Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$5,547	$3,996
VRDP Shares outstanding at $100,000 liquidation value, end of period(000)	$35,000	$—
Asset coverage per VRDP Shares at $100,000 liquidation value, end of period(000)	$456 (k)	$—
TOB Trust Certificates, end of period (000)	$9,395	$76,450
Asset coverage per $1,000 of TOB Trust Certificates, end of period(l)	$21,521	$6,004
Portfolio turnover rate	25%	37%(m)

(a)	Commencement of operations.
(b)	Based on average Common Shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
(e)
Where applicable, assumes the reinvestment of distributions. The Fund is a continuously offered closed-end fund, the Shares of which are offered at net asset value. No secondary market for the Fund’s Shares exists.

(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Includes non-recurring expenses of reorganization costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 3.07 and 3.02%, respectively.
(j)	Interest expense and fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 9 of the Notes to Financial Statements for details.
(k)
Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(l)
Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

(m)	Portfolio turnover rate is representative of the Fund for the entire year.
See notes to financial statements.

2026 BlackRock Semi-Annual Report to Shareholders

Notes to Financial Statements (unaudited)

1.
ORGANIZATION
BlackRock Municipal Credit Alpha Portfolio, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is registered as a diversified, closed-end management investment company that has elected to operate as an interval fund. The Fund is organized as a Maryland Corporation. The Fund engages in a continuous offering of shares and will offer to make quarterly repurchases of shares at net asset value (“NAV”), reduced by any applicable repurchase fee. The Fund determines and makes available for publication the NAV of its shares on a daily basis. The Fund’s shares are offered for sale daily through its Distributor (defined below) at the then-current NAV plus any applicable sales load. The price of the shares during the Fund’s continuous offering will fluctuate over time with the NAV of the shares. The sales load payable by each investor depends upon the amount invested in each share class by the investor in the Fund but may range from 0.00% to 2.50%.
The Fund offers three classes of shares designated as Institutional Shares, Class A Shares and Class U Shares. Each class of shares have identical voting, dividend, liquidation and other rights and will be subject to the same terms and conditions, except that Class A and Class U Shares bear expenses related to the shareholder servicing and distribution of such shares.
The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of funds referred to as the BlackRock Fixed-Income Complex.
2.
SIGNIFICANT ACCOUNTING POLICIES
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:
Investment Transactions and Income Recognition:  For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed.  Realized gains and losses on investment transactions are determined using the specific identification method.  Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value.  Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.  Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.
Cash: The Fund may maintain cash at its custodian which, at times may exceed United States federally insured limits. The Fund may, at times, have outstanding cash disbursements that exceed deposited cash amounts at the custodian during the reporting period. The Fund is obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statement of Operations.
Distributions:  Distributions from net investment income are declared and paid monthly.  Distributions of capital gains are recorded on the ex-dividend dates and made at least annually.  The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.
Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Board of Directors of the Fund (the “Board”), the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.
The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund, as applicable. Deferred compensation liabilities, if any, are included in the Directors’ and Officer’s fees payable in the Statement of Assets and Liabilities and will remain as a liability of the Fund until such amounts are distributed in accordance with the Plan. Net appreciation (depreciation) in the value of participants’ deferral accounts is allocated among the participating funds in the BlackRock Fixed-Income Complex and reflected as Directors and Officer expense on the Statement of Operations. The Directors and Officer expense may be negative as a result of a decrease in value of the deferred accounts.
Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.
Other:  Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.
Segment Reporting: The Chief Financial Officer acts as the Fund’s Chief Operating Decision Maker (“CODM”) and is responsible for assessing performance and allocating resources with respect to the Fund. The CODM has concluded that the Fund operates as a single operating segment since the Fund has a single investment strategy as disclosed in its prospectus, against which the CODM assesses performance. The financial information provided to and reviewed by the CODM is presented within the Fund’s financial statements.
Notes to Financial Statements

Notes to Financial Statements (unaudited) (continued)

3.
INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS
Investment Valuation Policies:  The Fund ’s investments are valued at fair value (also referred to as “market value” within the  financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has approved the designation of the Fund’s Manager as the valuation designee for the Fund. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.
Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:
•Fixed-income investments and certain derivative instruments for which market quotations are readily available are generally valued using the last available bid price provided by independent dealers or third-party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third-party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots of securities in certain asset classes may trade at lower prices than institutional round lots, and the value ultimately realized when the securities are sold could differ from the prices used by a fund. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.
•Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s NAV.
If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement as of the measurement date.
For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs:
(i) recent market transactions, including secondary market transactions, merger or acquisition activity and subsequent rounds of financing in the underlying investment or comparable issuers
(ii) recapitalizations and other transactions across the capital structure
(iii) market or relevant indices multiples of comparable issuers
(iv) future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks
(v) quoted prices for similar investments or assets in active markets
(vi) other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates
(vii) audited or unaudited financial statements, investor communications and Private Company financial or operational metrics
(viii) relevant market news and other public sources.
Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments at the measurement date. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:
•Level 1 – Unadjusted price quotations in active markets/exchanges that the Fund has the ability to access for identical assets or liabilities;
•Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly; and

2026 BlackRock Semi-Annual Report to Shareholders

Notes to Financial Statements (unaudited) (continued)

•Level 3 – Inputs that are unobservable and significant to the entire fair value measurement for the asset or liability (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).
The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.  Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors.  The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.
4.
SECURITIES AND OTHER INVESTMENTS
Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.
Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.
Municipal Bonds Transferred to TOB Trusts: The Fund leverages its assets through the use of “TOB Trust” transactions. The fund transfers municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third-party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating fund that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The fund may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which the fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.
TOB Trusts are supported by a liquidity facility provided by a third-party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.
The TOB Trust may be collapsed without the consent of the fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Fund) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.
While the fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of the fund to borrow money for purposes of making investments. Each Fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to the Fund. The Fund typically invests the cash received in additional municipal bonds.
Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in the Fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statement of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of the Fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statement of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.
Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the Fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration,  trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statement of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statement of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, the Fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of offering costs in the Statement of Operations.  Amounts recorded within interest expense in the Statement of Operations are:
Fund Name	Interest Expense	Liquidity Fees	Other Expenses	Total
BlackRock Municipal Credit Alpha Portfolio, Inc.	$ 262,857	$ 36,225	$ 11,314	$ 310,396
Notes to Financial Statements

Notes to Financial Statements (unaudited) (continued)

For the six months ended January 31, 2026, the following table is a summary of the Fund’s TOB Trusts:
Fund Name	Underlying Municipal Bonds Transferred to TOB Trusts(a)	Liability for TOB Trust Certificates(b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
BlackRock Municipal Credit Alpha Portfolio, Inc.	$ 12,740,924	$ 9,394,999	2.43%	$ 20,142,192	3.06%

(a)
The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB
Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Fund, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the Fund, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts in the Schedule of Investments.

(b)
TOB Trusts may be structured on a non-recourse or recourse basis. When a fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB
Trust. If the Fund invests in a TOB Trust on a recourse basis, the Fund enters into a reimbursement agreement with the Liquidity Provider where the Fund is required to reimburse the
Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation
Shortfall”). As a result, if the Fund invests in a recourse TOB Trust, the Fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB
Trust, these losses will be shared ratably, including the maximum potential amounts owed by the Fund at January 31, 2026, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedule of Investments including the maximum potential amounts owed by the Fund at January 31, 2026.

5.
INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Advisory: The Fund entered into an Investment Advisory Agreement with the  Manager, the Fund’s investment adviser and an indirect, majority-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.
For such services, the Fund pays the Manager a monthly fee at an annual rate equal to 0.90% of the average daily value of the Fund’s net assets. For purposes of calculating this fee, “net assets” mean the total assets of the Fund minus the sum of its accrued liabilities.
Service and Distribution Fees: The Fund has entered into a Distribution Agreement (the “Distribution Agreement”) with BlackRock Investments, LLC (the “Distributor”), an affiliate of the Manager, to provide for distribution of the common shares. The Distribution Agreement provides that the Distributor will sell, and will appoint financial intermediaries to sell, common shares on behalf of the Fund on a reasonable efforts basis. The Fund has adopted a distribution and servicing plan (the “Distribution and Servicing Plan”) with respect to certain classes of the common shares and in doing so has voluntarily complied with Rule 12b-1 under the 1940 Act, as if the Fund were an open-end investment company, and will be subject to an ongoing distribution fee and shareholder servicing fee (together, the “Distribution and Servicing Fee”) in respect of the classes of common shares paying such Distribution and Servicing Fee. The maximum annual rates at which the Distribution and Servicing Fees may be paid under the Distribution and Servicing Plan (calculated as a percentage of the Fund’s average daily net assets attributable to the classes of common shares paying such Distribution and Servicing Fee) is 0.75% for Class A Shares and Class U Shares.
For the six months ended January 31, 2026, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:
	Class A	Class U	Total
Service and distribution fees — class specific	$ 1,792	$ 18,351	$ 20,143
Transfer Agent:  Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets.  For the six months ended January 31, 2026, the Fund did not pay any amounts to affiliates in return for these services.
For the six months ended January 31, 2026, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:
	Institutional	Class U	Total
Transfer agent fees — class specific	$ 86,381	$ 1,367	$ 87,748
Expense Limitations, Waivers and Reimbursements:  With respect to the Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2027.  The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund.  The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver.  This amount is included in fees waived and/or reimbursed by the Manager in the  Statement of Operations. For the six months ended January 31, 2026, the amount waived was $15,759.
The Manager contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’ s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2027. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Fund’s Independent Directors. For the six months ended January 31, 2026, there were no fees waived by the Managerpursuant to this arrangement.

2026 BlackRock Semi-Annual Report to Shareholders

Notes to Financial Statements (unaudited) (continued)

Effective December 1, 2025, the Manager contractually agreed to waive the Fund’s investment advisory fees through June 30, 2026. The maximum investment advisory fee to be waived is limited to 0.90% of the Fund’s average daily net assets for  each share class. The contractual agreement may be terminated upon 90 days’ notice by a majority of Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the period December 1, 2025, through January 31, 2026, the Manager waived $239,412, pursuant to this arrangement.
Prior to December 1, 2025, the Manager contractually agreed to waive and/or reimburse "Other Expenses". Other Expenses include accounting, transfer agency, custody, professional and registration fees and exclude dividend expense, interest expense, and certain other fund expenses that constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The waiver as a percentage of average daily net assets was 0.04%. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the period August 1, 2025, through December 1, 2025, the Manager waived $29,719, pursuant to this arrangement.
Directors and Officers:  Certain directors and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.
6.
 PURCHASES AND SALES
For the six months ended January 31, 2026, purchases and sales of investments, including paydowns/payups, and excluding short-term securities, were $54,281,057 and $222,980,266, respectively.
7.
INCOME TAX INFORMATION
It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.
The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Fund’ s state and local tax returns may remain open for an additional year depending upon the jurisdiction.
Management has analyzed tax laws and regulations and their application to the Fund as of January 31, 2026, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements. Management’s analysis is based on the tax laws and judicial and administrative interpretations thereof in effect as of the date of these financial statements, all of which are subject to change, possibly with retroactive effect, which may impact the Fund’s NAV.
As of July 31, 2025, the Fund had non-expiring capital loss carryforwards as follows:
Fund Name	Non-Expiring Capital Loss Carryforwards(a)
BlackRock Municipal Credit Alpha Portfolio, Inc.	$ (96,871,190)

(a)	Subject to limitations, amounts available to offset future realized capital gains.
As of January 31, 2026, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:
Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
BlackRock Municipal Credit Alpha Portfolio, Inc.	$ 195,501,858	$ 5,058,946	$ (9,850,666)	$ (4,791,720)
8.
PRINCIPAL RISKS
In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation, tariffs or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments.
The Fund may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Fund reinvests the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of the Fund.
The Fund structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.
Notes to Financial Statements

Notes to Financial Statements (unaudited) (continued)

As short-term interest rates rise, the Fund’s investments in the TOB Trusts may adversely affect the Fund’s net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Fund’s NAV per share.
The U.S. Securities and Exchange Commission (“SEC”) and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.
TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Fund, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.
Illiquidity Risk: The Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s NAV and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.
Market Risk: The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.
Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.
Valuation Risk: The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment.
Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.
Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.
The Fund invests a significant portion of its assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.
The Fund invests a significant portion of its assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Fund invests.
The Fund invests a significant portion of its assets in high yield securities. High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may

2026 BlackRock Semi-Annual Report to Shareholders

Notes to Financial Statements (unaudited) (continued)

be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.
9.
 CAPITAL SHARE TRANSACTIONS
Institutional Share class is authorized to issue 140 million shares and each of Class A Shares and Class U Shares is authorized to issue 30 million shares, all of which were initially classified as Common Shares. The par value for the Fund’s Common Shares is $0.10. The par value for the Fund’s Preferred Shares outstanding is $0.10. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.
Common Shares
Transactions in capital shares for each class were as follows:
	Six Months Ended 01/31/26		Year Ended 07/31/25
Fund Name / Share Class	Shares	Amounts	Shares	Amounts
BlackRock Municipal Credit Alpha Portfolio, Inc.
Institutional
Shares sold	80,120	$ 1,005,527	131,676	$ 1,681,195
Reinvestment of distributions	162,788	2,037,577	178,566	2,275,741
Redemption of shares resulting from share repurchase program (including transaction costs)	(8,495,804)	(106,213,994)	(5,975,111)	(76,302,170)
Repurchase of shares resulting from tender offers	(9,932,340)	(125,942,065)	(35,996,072)	(460,353,765)
	(18,185,236)	$ (229,112,955)	(41,660,941)	$ (532,698,999)
Class A(a)
Shares sold	—	$ —	38,314	$ 500,000
Class U(a)
Shares sold	114,726	$ 1,444,247	317,406	$ 4,080,000
Reinvestment of distributions	7,919	99,150	3,067	38,837
	122,645	$ 1,543,397	320,473	$ 4,118,837
	(18,062,591)	$ (227,569,558)	(41,302,154)	$ (528,080,162)

(a)	The share class commenced operations on March 26 2025.
After the close of business on March 21, 2025, BlackRock Municipal Income Fund, Inc.’s (MUI), the predecessor closed-end fund, common shares issued and outstanding of 35,996,073 shares were converted at a 1:1 ratio into Institutional Shares of the Fund.
The Fund will make quarterly offers to repurchase between 5% and 25% of its outstanding shares at NAV, reduced by any applicable repurchase fee.
Repurchase offers for the six-months ended January 31, 2026 were as follows:
	Commencement Date of Repurchase Offer Period(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
Institutional	07/08/25	08/07/25	8,084,988	26.66%	8,084,988	26.66%	$ 12.50	$ 101,062,346
Class A	07/08/25	08/07/25	—	—	—	—	—	—
Class U	07/08/25	08/07/25	—	—	—	—	—	—
Institutional	10/07/25	11/06/25	410,816	3.31	410,816	3.31	12.54	5,151,648
Class A	10/07/25	11/06/25	—	—	—	—	—	—
Class U	10/07/25	11/06/25	—	—	—	—	—	—

(a)	Date the repurchase offer period began.
Notes to Financial Statements

Notes to Financial Statements (unaudited) (continued)

Repurchase offers results for the year ended July 31, 2025 were as follows:
	Commencement Date of Repurchase Offer Period(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
Institutional	04/30/25	05/30/25	5,975,111	16.50%	5,975,111	16.50%	$ 12.77	$ 76,302,170
Class A	04/30/25	05/30/25	—	—	—	—	—	—
Class U	04/30/25	05/30/25	—	—	—	—	—	—

(a)	Date the repurchase offer period began.
The Fund conducted a tender offer to repurchase up to 50% of its issued and outstanding common shares, at a price equal to the NAV of the applicable class of common shares as determined on the valuation date. The results of the tender offer were as follows:
	Commencement Date of Tender Offer Period(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
Institutional	08/20/25	09/19/25	9,932,340	44.58%	9,932,340	44.58%	$ 12.68	$ 125,942,065
Class A	08/20/25	09/19/25	—	—	—	—	—	—
Class U	08/20/25	09/19/25	—	—	—	—	—	—

(a)	Date the tender offer period began.
In connection with the conversion, MUI conducted a tender offer to purchase up to 50% of its outstanding common shares, at a price equal to 98% of the NAV per share on the business day after the tender offer expired. The results of the tender offer were as follows:
Commencement Date of Tender Offer Period(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
10/15/24	11/18/24	44,715,010	62.1%	35,996,072	50.0%	$12.7890	$460,353,765

(a)	Date the tender offer period began.
The amount of the repurchase offers is shown as redemption of shares resulting from share repurchase program in the Statements of Changes in Net Assets.
Preferred Shares
The Fund’s Preferred Shares rank prior to its Common Shares as to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of the Fund. The 1940 Act prohibits the declaration of any dividend on Common Shares or the repurchase of Common Shares if the Fund fails to maintain asset coverage of at least 200% of the liquidation preference of the Fund’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, the Fund is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with its Preferred Shares or repurchasing such shares if the Fund fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.
Holders of Preferred Shares have voting rights equal to the voting rights of holders of Common Shares (one vote per share) and vote together with holders of Common Shares (one vote per share) as a single class on certain matters. Holders of Preferred Shares, voting as a separate class, are also entitled to (i) elect two members of the Board, (ii) elect the full Board if dividends on the Preferred Shares are not paid for a period of two years and (iii) a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a  Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

2026 BlackRock Semi-Annual Report to Shareholders

Notes to Financial Statements (unaudited) (continued)

VRDP Shares
The Fund has issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The VRDP Shares include a liquidity feature and may be subject to a special rate period. As of period end, the VRDP Shares outstanding were as follows:
Fund Name	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
BlackRock Municipal Credit Alpha Portfolio, Inc.	09/17/25	350	$ 35,000,000	9/1/55
Redemption Terms: The Fund is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, the Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, the Fund is required to redeem certain of its outstanding VRDP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.
Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of the Fund. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.
Liquidity Feature: VRDP Shares are subject to a fee agreement between the Fund and the liquidity provider that requires a per annum liquidity fee and, in some cases, an upfront or initial commitment fee, payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statement of Operations. As of period end, the fee agreement is set to expire, unless renewed or terminated in advance, as follows:
BlackRock Municipal Credit Alpha Portfolio, Inc.
Expiration date	9/19/28
The VRDP Shares are also subject to a purchase agreement in connection with the liquidity feature. In the event a purchase agreement is not renewed or is terminated in advance, and the VRDP Shares do not become subject to  a purchase agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the purchase agreement. In the event of such mandatory purchase, the Fund is required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, the Fund is required to begin to segregate liquid assets with its custodian to fund the redemption. There is no assurance that the Fund will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.
Remarketing: The Fund may incur remarketing fees on the aggregate principal amount of all its VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statement of Operations.  During any special rate period (as described below), the Fund may incur nominal or no remarketing fees.
Ratings:  As of period end, the VRDP Shares were assigned the following ratings:
Fund Name	Moody’s Investors Service, Inc. Long-Term Ratings
BlackRock Municipal Credit Alpha Portfolio, Inc.	Aa3
Any short-term ratings on VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories.
Special Rate Period:  The Fund has commenced a “special rate period” with respect to its VRDP Shares, during which the VRDP Shares will not be subject to any remarketing and the dividend rate will be based on a predetermined methodology. During a special rate period, short-term ratings on VRDP Shares are withdrawn. As of period end, the following Fund has commenced a special rate period:
Fund Name	Commencement Date	Termination Date
BlackRock Municipal Credit Alpha Portfolio, Inc.	09/17/25	09/14/28
Prior to the expiration date, the Fund and the VRDP Shares holder may mutually agree to extend the special rate period. If a special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors.
During the special rate period: (i) the liquidity and fee agreements remain in effect, (ii) VRDP Shares remain subject to mandatory redemption by the Fund on the maturity date, (iii) VRDP Shares will not be remarketed or subject to optional or mandatory tender events, (iv) the Fund is required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period, (v) the Fund will pay dividends monthly based on the sum of an agreed upon reference rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares and (vi) the Fund will pay nominal or no fees to the liquidity provider and remarketing agent.
Dividends: Except during the Special Rate Period as described above, dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. A change in the short-term credit rating of the liquidity
Notes to Financial Statements

Notes to Financial Statements (unaudited) (continued)

provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly based upon either short-term rating. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed.
For the six months ended January 31, 2026, the annualized dividend rate for the VRDP Shares was 3.64%.
During the six months ended January 31, 2026, the Fund issued 350 VRDP Shares.
During the year ended July 31, 2025, the Fund redeemed 5,617 VRDP Shares.
Offering Costs: The Fund incurred costs in connection with the issuance of VRDP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP Shares with the exception of any upfront fees paid by the Fund to the liquidity provider which, if any, were amortized over the life of the liquidity agreement.
Financial Reporting: The VRDP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP Shares, is recorded as a liability in the Statement of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statement of Assets and Liabilities, and the dividends accrued and paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statement of Operations. The VRDP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP Shares are generally classified as tax-exempt income for tax-reporting purposes. Dividends and amortization of deferred offering costs on VRDP Shares are included in interest expense, fees and amortization of offering costs in the Statements of Operations:
Fund Name	Dividends	Deferred Offering Costs Amortization
BlackRock Municipal Credit Alpha Portfolio, Inc.	$ 475,079	$ 849
As of January 31, 2026, shares owned by BlackRock Financial Management, Inc., an affiliate of the Fund, were as follows:
Fund Name	Class A	Class U
BlackRock Municipal Credit Alpha Portfolio, Inc.	38,314	38,314
10.
SUBSEQUENT EVENTS
Management’s evaluation of the impact of all subsequent events on the Fund’s  financial statements was completed through the date the financial statements were issued and the following items were noted:
The Fund declared and paid or will pay distributions to Preferred Shareholders as follows:
Preferred Shares(a)
Fund Name	Shares	Series	Declared
BlackRock Municipal Credit Alpha Portfolio, Inc.	VRDP	W-7	$ 89,686

(a)	Dividends declared for period February 1, 2026 to February 28, 2026.
The Fund conducted a quarterly repurchase offer for up to 7.5% of its issued and outstanding common shares. The results of the Fund’s repurchase offer were as follows:
	Commencement Date(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
Institutional	01/08/26	02/10/26	691,027	5.68%	691,027	5.68%	$ 12.4700	$ 8,617,102
Class A	01/08/26	02/10/26	—	—	—	—	—	—
Class U	01/08/26	02/10/26	—	—	—	—	—	—

(a)	Date the repurchase offer period began.

2026 BlackRock Semi-Annual Report to Shareholders

Additional Information

Dividend Policy
The Fund’s dividend policy is to make regular monthly cash distributions to holders of its common shares (stated in terms of a fixed cents per common share dividend distribution rate). The Fund intends to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In addition, in any monthly period, in order to maintain its declared distribution amount, the Fund may pay out more or less than the entire amount of net investment income earned in any particular month. In the event the Fund distributes more than its net investment income during any yearly period, such distributions may also come from sources other than net income, including return of capital. The Fund’s current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report.
General Information
The Fund’s Statement of Additional Information includes additional information about its Board and is available, without charge upon request by calling (800) 882-0052.
The following information is a summary of certain changes since July 31, 2025. This information may not reflect all of the changes that have occurred since you purchased the Fund.
Except if noted otherwise herein, there were no changes to the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that were not approved by the shareholders.
In accordance with Section 23(c) of the Investment Company Act of 1940, the Fund may from time to time purchase shares of its common stock in the open market or in private transactions.
Quarterly performance, shareholder reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.
Electronic Delivery
Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are available on BlackRock’s website.
To enroll in electronic delivery:
Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:
Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.
Householding
The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 882-0052.
Availability of Quarterly Schedule of Investments
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.
Availability of Proxy Voting Policies, Procedures and Voting Records
The Board of Directors of the Fund has delegated the voting of proxies for the Fund’s securities to BlackRock Advisors, LLC (the “Adviser”) pursuant to the Closed-End Fund Proxy Voting Policy. The Adviser has adopted the BlackRock Active Investment Stewardship - Global Engagement and Voting Guidelines (the “BAIS Guidelines”) with respect to certain funds, including the Fund. The BAIS Guidelines are available at www.blackrock.com.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 882-0052; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.
Additional Information

Additional Information (continued)

Availability of Fund Updates
BlackRock will update performance and certain other data for the Fund on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Fund. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.
Fund and Service Providers
Investment Adviser
BlackRock Advisors, LLC
Wilmington, DE 19809
Accounting Agent and Custodian
State Street Bank and Trust Company
Boston, MA 02114
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Wilmington, DE 19809
VRDP Liquidity Provider
Bank of America, N.A.
New York, NY 10036
VRDP Remarketing Agent
BofA Securities, Inc.
New York, NY 10036
VRDP Tender and Paying Agent
The Bank of New York Mellon
New York, NY 10286
Distributor
BlackRock Investments, LLC
New York, NY 10001
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02110
Legal Counsel
Willkie Farr & Gallagher LLP
New York, NY 10019
Address of the Fund
100 Bellevue Parkway
Wilmington, DE 19809

2026 BlackRock Semi-Annual Report to Shareholders

Glossary of Terms Used in this Report

Portfolio Abbreviation
AGM	Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
ARB	Airport Revenue Bonds
BAM-TCRS	Build America Mutual Assurance Co. - Transferable Custodial Receipts
CAB	Capital Appreciation Bonds
GO	General Obligation Bonds
GOL	General Obligation Ltd.
M/F	Multi-Family
RB	Revenue Bonds
SAB	Special Assessment Bonds
ST	Special Tax
TA	Tax Allocation
Glossary of Terms Used in this Report

Want to know more?
blackrock.com | 877-275-1255
This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when repurchased by the Fund in connection with any applicable repurchase offer, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.
MCA-01/26-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrant – Not Applicable to this semi-annual report

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Financial Statements and Financial Highlights for Open-End Management Investment Companies – Not Applicable

Item 8 –	Changes in and Disagreements with Accountants for Open-End Management Investment Companies – Not Applicable

Item 9 –	Proxy Disclosures for Open-End Management Investment Companies – Not Applicable

Item 10 –	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies – Not Applicable

Item 11 –	Statement Regarding Basis for Approval of Investment Advisory Contract – Not Applicable

Item 12 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 13 –	Portfolio Managers of Closed-End Management Investment Companies

(a) Not Applicable to this semi-annual report

(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 14 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 15 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 16 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 18 –	Recovery of Erroneously Awarded Compensation – Not Applicable

Item 19 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed – Not Applicable

(a)(3) Section 302 Certifications are attached

(a)(4) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(5) Change in registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Municipal Credit Alpha Portfolio, Inc. (formerly, BlackRock Municipal Income Fund, Inc.)

By:	/s/ John M. Perlowski
John M. Perlowski

 Chief Executive Officer (principal executive officer) of

 BlackRock Municipal Credit Alpha Portfolio, Inc. (formerly, BlackRock Municipal Income Fund, Inc.)

Date: March 25, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski

 Chief Executive Officer (principal executive officer) of

 BlackRock Municipal Credit Alpha Portfolio, Inc. (formerly, BlackRock Municipal Income Fund, Inc.)

Date: March 25, 2026

By:	/s/ Trent Walker
Trent Walker

 Chief Financial Officer (principal financial officer) of

 BlackRock Municipal Credit Alpha Portfolio, Inc. (formerly, BlackRock Municipal Income Fund, Inc.)

Date: March 25, 2026